Investor Presentation (NASDAQ: BYND) November 10, 2021

Certain statements in this presentation constitute “forward-looking statements" within the meaning of the federal securities laws. These statements are based on management's current opinions, expectations, beliefs, plans, objectives, assumptions and projections regarding financial performance, prospects, future events and future results, including ongoing uncertainty related to the COVID-19 pandemic, including the ultimate duration, magnitude and effects of the pandemic and, in particular, the impact to the foodservice channel, operations and supply chains, growth trends, our international expansion plans, market share, new and existing customers and expense trends, among other matters, and involve known and unknown risks that are difficult to predict. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “outlook,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which or whether, such performance or results will be achieved. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Beyond Meat believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors and, in particular, the COVID-19 pandemic, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including, but not limited to, the effects of global outbreaks of pandemics or contagious diseases or fear of such outbreaks (such as COVID-19), including on our ability to expand in new geographic markets or the timing of such expansion efforts; a resurgence of COVID-19 and the discovery and spread of COVID-19 variants, such as the Delta variant, which could slow, halt or reverse the reopening process, or result in the reinstatement of social distancing measures, business closures, restrictions on operations, quarantines and travel bans; the impact of labor and supply chain disruptions; the impact of uncertainty as a result of doing business in China; government or employer mandates requiring certain behaviors from employees due to COVID-19, including COVID-19 vaccine mandates, which could result in employee attrition at the Company, suppliers and customers as well as difficulty securing future labor needs; the impact of adverse and uncertain economic and political conditions in the U.S. and international markets; the volatility of capital markets and other macroeconomic factors; our ability to effectively manage our growth; our ability to identify and execute cost-down initiatives intended to achieve price parity with animal protein; the success of operations conducted by joint ventures; the effects of increased competition from our market competitors and new market entrants; changes in the retail landscape, including the timing and level of trade and promotion discounts, our ability to grow market share and increase household penetration, repeat buying rates and purchase frequency, and our ability to maintain and increase sales velocity of our products; the timing and success of distribution expansion and new product introductions in increasing revenues and market share; the timing and success of strategic partnership launches and limited time offerings resulting in permanent menu items; our estimates of the size of market opportunities; our ability to effectively expand our manufacturing and production capacity; our ability to accurately forecast demand for our products and manage our inventory, including the impact of customer orders ahead of holidays and shelf reset activities, and supply chain and labor disruptions; our operational effectiveness and ability to fulfill orders in full and on time; variations in product selling prices and costs, and the mix of products sold; our ability to successfully enter new geographic markets, manage our international expansion and comply with any applicable laws and regulations, including risks associated with doing business in foreign countries, substantial investments in our manufacturing operations in China and The Netherlands, and our ability to comply with the U.S. Foreign Corrupt Practices Act or other anti-corruption laws; the success of our marketing initiatives and the ability to grow brand awareness, maintain, protect and enhance our brand, attract and retain new customers and grow our market share; our ability to attract, maintain and effectively expand our relationships with key strategic foodservice partners; our ability to attract and retain our suppliers, distributors, co-manufacturers and customers; our ability to procure sufficient high-quality raw materials to manufacture our products; the availability of pea and other protein that meets our standards; our ability to diversify the protein sources used for our products; our ability to differentiate and continuously create innovative products, respond to competitive innovation and achieve speed- to-market; our ability to successfully execute our strategic initiatives; the volatility associated with ingredient, packaging and other input costs; the impact of inflation across the economy, including higher food, grocery, transportation and fuel costs; real or perceived quality or health issues with our products or other issues that adversely affect our brand and reputation; our ability to accurately predict consumer taste preferences, trends and demand and successfully innovate, introduce and commercialize new products and improve existing products, including in new geographic markets; significant disruption in, or breach in security of our information technology systems and resultant interruptions in service and any related impact on our reputation; management and key personnel changes, the attraction and retention of qualified employees and key personnel, and our ability to maintain our company culture as we grow; the effects of natural or man-made catastrophic or severe weather events particularly involving our or any of our co-manufacturers’ manufacturing facilities or Disclaimer 2 our suppliers’ facilities; the impact of marketing campaigns aimed at generating negative publicity regarding our products, brand and the plant-based industry category; the effectiveness of our internal controls; our significant indebtedness and ability to pay such indebtedness; risks related to our debt, including limitations on our cash flow from operations and our ability to satisfy our obligations under the convertible senior notes; our ability to raise the funds necessary to repurchase the convertible senior notes for cash, under certain circumstances, or to pay any cash amounts due upon conversion; provisions in the indenture governing the convertible senior notes delaying or preventing an otherwise beneficial takeover of us; any adverse impact on our reported financial condition and results from the accounting methods for the convertible senior notes; estimates of our expenses, future revenues, capital expenditures, capital requirements and our needs for additional financing; our ability to meet our obligations under our campus headquarters lease, the timing of occupancy and completion of the build-out of our space, cost overruns and the impact of COVID-19 on our space demands; changes in laws and government regulation affecting our business, including Food and Drug Administration and Federal Trade Commission governmental regulation, and state, local and foreign regulation; new or pending legislation, or changes in laws, regulations or policies of governmental agencies or regulators, both in the U.S. and abroad, affecting plant-based meat, the labeling or naming of our products, or our brand name or logo; the failure of acquisitions and other investments to be efficiently integrated and produce the results we anticipate; the financial condition of, and our relationships with our suppliers, co-manufacturers, distributors, retailers and foodservice customers, and their future decisions regarding their relationships with us; the ability of our suppliers and co- manufacturers to comply with food safety, environmental or other laws and regulations; seasonality, including increased levels of purchasing by customers ahead of holidays, customer shelf reset activity and the timing of product restocking by our retail customers; the sufficiency of our cash and cash equivalents to meet our liquidity needs and service our indebtedness; economic conditions and the impact on consumer spending; outcomes of legal or administrative proceedings, or new legal or administrative proceedings filed against us; our, our suppliers’ and our co-manufacturers’ ability to protect our proprietary technology and intellectual property adequately; the impact of tariffs and trade wars; the impact of changes in tax laws; foreign exchange rate fluctuations; and the risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the Company’s Quarterly Report on Form 10-Q for the quarter ended July 3, 2021 filed with the SEC on August 12, 2021, and the Company’s Quarterly Report on Form 10-Q for the quarter ended October 2, 2021 to be filed with the SEC, as well as other factors described from time to time in the Company's filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Such forward-looking statements are made only as of the date of this presentation. Beyond Meat undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events, changes in assumptions or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. Our historical results are not necessarily indicative of the results to be expected for any future periods and our operating results for the three and nine months ended October 2, 2021 are not necessarily indicative of the results that may be expected for any other interim periods or any future year or period. This presentation also contains estimates and other statistical data obtained from independent parties and by us relating to market size and growth and other data about our industry and ultimate consumers. The number of retail and foodservice outlets are derived from data through September 2021. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates and data. In addition, projections, assumptions and estimates of our future performance and the future performance of the geographic and other markets in which we operate are necessarily subject to a high degree of uncertainty and risk. “Beyond Meat,” “Beyond Burger,” “Beyond Sausage,” “Beyond Breakfast Sausage,” “Beyond Breakfast Sausage Links,” “Beyond Breakfast Sausage Patties,” “Beyond Meatballs,” “Beyond Chicken Tenders,” the Caped Steer Logo and “The Future of Protein” are registered trademarks of Beyond Meat, Inc. in the United States and, in some cases, in certain other countries. All other brand names or trademarks appearing in this presentation are the property of their respective holders. Solely for convenience, the trademarks and trade names in this presentation are referred to without the ® and ™ symbols, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. 3 Disclaimer (continued)

Beyond Meat uses the non-GAAP financial measures set forth below in assessing its operating performance and in its financial communications. Management believes these non-GAAP financial measures provide useful additional information to investors about current trends in the Company's operations and are useful for period-over-period comparisons of operations. In addition, management uses these non-GAAP financial measures to assess operating performance and for business planning purposes. Management also believes these measures are widely used by investors, securities analysts, rating agencies and other parties in evaluating companies in our industry as a measure of our operational performance. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP financial measures may not be computed in the same manner as similarly titled measures used by other companies. Adjusted gross profit and Adjusted gross margin Adjusted gross profit is defined as net revenues less cost of goods sold adjusted to exclude, when applicable, costs attributable to COVID-19 activities which are not considered to be part of the Company’s normal business activities. Adjusted gross margin is defined as Adjusted gross profit divided by net revenues. Adjusted gross profit and Adjusted gross margin are presented to provide additional perspective on underlying trends in the Company’s gross profit and gross margin, which we believe is useful supplemental information for investors to be able to gauge and compare the Company’s current business performance from one period to another. Adjusted net loss and Adjusted net loss per diluted common share Adjusted net loss is defined as net loss adjusted to exclude, when applicable, costs attributable to COVID-19, as well as other special items, which are those items deemed not to be reflective of the Company’s ongoing normal business activities. Adjusted net loss per diluted common share is defined as Adjusted net loss divided by the number of diluted common shares outstanding. We consider Adjusted net loss and Adjusted net loss per diluted common share to be useful indicators of operating performance because excluding special items allows for period-over-period comparisons of our ongoing operations. Adjusted net loss per diluted common share is a performance measure and should not be used as a measure of liquidity. Adjusted EBITDA and Adjusted EBITDA as a % of net revenues Adjusted EBITDA is defined as net loss adjusted to exclude, when applicable, income tax (benefit) expense, interest expense, depreciation and amortization expense, restructuring expenses, share-based compensation expense, expenses attributable to COVID-19, and Other, net, including interest income, loss on extinguishment of debt and foreign currency transaction gains and losses. Adjusted EBITDA as a % of net revenues is defined as Adjusted EBITDA divided by net revenues. 4 Non-GAAP Financial Measures

Business Overview

We Use Proprietary Science to Redefine Meat Beyond Meat’s Proprietary Technology & Process are Used to Replicate Animal Meat’s Principal Components from Plant Proteins 6 We begin with meat’s COMPOSITION versus its animal ORIGIN Then replicate its core structure & sensory experience Microscopy Comparing Beyond Sausage to Pork Sausage Actual Images of the Beyond Burger and Ground Beef Scanning Electronic Microscopy Confocal Laser Microscopy Beyond Sausage Pork Sausage Raw Cooked Beyond Burger Ground Beef

We are Committed to Providing Products that Enable Consumers to Eat What You Love™

IMPROVING HUMAN HEALTH

42%
Reduced risk of developing heart failure associated with people who eat a mostly plant-based diet[1]

30%
Of most cancers in developed countries attributed to dietary factors, including consumption of certain meats[2]

POSITIVELY IMPACTING CLIMATE CHANGE

18-51%
Of global greenhouse gas emissions driven by livestock rearing and processing[3]

ADDRESSING GLOBAL RESOURCE CONSTRAINTS

78%
Of all agricultural land is used for livestock, including grazing land and cropland dedicated to the production of feed[4]

29%
Of the water in agriculture is directly or indirectly used for animal production [3]

IMPROVING ANIMAL WELFARE

60 - 70 Billion
Farm animals reared for food each year[5]

With current food production systems threatening both human health and environmental sustainability, plant-based diets offer a growing global population a solution of healthy diets and sustainable food systems[6]

[1] Plant Based Diet Associated with Less Heart Failure Risk Report, presented at the American Heart Association scientific meeting, November 13, 2017.
[2] Key, Timothy J. et al., Diet, nutrition and the prevention of cancer, Scientific background papers of the joint WHO/FAO expert consultation, Geneva, 28 January - 1 February 2002, Public Health Nutrition, Vol 7, No. 1(A), Supplement 1001, February 2004.
[3] Reprinted from Water Resources and Industry, Volumes 1–2, March–June 2013, P.W. Gerbens-Leenes, M.M. Mekonnen, A.Y. Hoekstra, The water footprint of poultry, pork and beef: A comparative study in different countries and production systems, Page No. 26, Copyright (2013), with permission from Elsevier.
[4] Livestock's Long Shadow-Environmental Issues and Options, Food and Agriculture Organization of the United Nations, 2006.
[5] Compassion in World Farming, Strategic Plan 2013-2017.
[6] Food in the Anthropocene: the EAT–Lancet Commission on healthy diets from sustainable food systems, 2019.

7

Innovation is at the Core of our Company and is a Key Differentiator 8 Innovation Strategy Led by Highly Respected Team of Scientists State-of-the-Art Innovation Center • Large, experienced team composed of scientists, engineers, researchers, technicians, and chefs • Work seamlessly with internal chefs and food technologists to ensure the best quality in terms of taste, texture and other sensory attributes • R&D Application Lab • Color / Encapsulation Lab • Analytical Lab • Chemical Lab • Microbiology / Fermentation Lab • Pilot Plant • Test Kitchen 30,000 Sq. Ft Manhattan Beach Project Innovation Center (El Segundo, CA) R&D as a % of Net Revenue (Most Recent FY)1 Beyond Meat’s products are driven by proprietary technology and a relentlessly focused innovation team 1 Data derived from public filings 2 Kellogg is the parent company of Morningstar Farms 3 WH Group is the parent company of Smithfield Foods 4 Conagra is the parent company of Gardein 5 Kraft Heinz is the parent company of Boca Burger

Recent Notable Updates

Our Approach to Product and Strategy has Made Us a Leading Disruptor in the Meat Category

We are Disrupting the Largest Category in Food

$1.4tn
Size of the Global Meat Category[1]

$270bn
Size of the U.S Meat Category[1]

Beyond Meat is the Future of Protein

37%
2019 FY - 2020 FY Revenue YoY Growth

~1.7x
Increase in Manufacturing Capacity[2]

~34,000
U.S Stores Retail Rollout

~36,000
U.S Outlets Foodservice Rollout

~58,000
International Outlets Retail and Foodservice Rollout[3]

~128,000
Total Outlets Worldwide

Net Revenues ($ Millions)



YoY Growth
37%
YoY Growth
19%
$297.9
$406.8
$304.8
$364.0
2019
2020
2020 YTD
2021 YTD

[1] According to Fitch Solutions Macro Research, a division of Fitch Solutions, research data, August 6, 2018.
[2] As of end of Q3 2021, as compared to end of Q3 2020.
[3] Includes Canada.

10

Total Distribution and Brand Awareness 11 1 Totals may not add up due to rounding. 2 Presentation of International distribution outlets now includes Canada, which was historically combined with US distribution. 3 Unaided brand awareness represents results of the answer to, “what brands, if any, come to mind when you think of a meat alternative product?” At IPO based on Oct 2018 survey of 1,004 people, October 2021 based on October 2021 survey of 1,016 people. 4 Total brand awareness represents the answer to “what brands, if any, come to mind when you think of meat alternative products?” and “which of the following meat alternative brands have you heard of before today?” At IPO based on Oct 2018 survey of 1,004 people, October 2021 based on October 2021 survey of 1,016 people.

U.S. Retail Velocity and Market Share Trends 12 Source: SPINS Data through October 3, 2021 1 Includes aggregate data for Beyond Meat products across all Frozen and Refrigerated Plant-Based Meats in the US MULO channel only 2 Includes aggregate data for Beyond Meat products across all Frozen and Refrigerated Plant-Based Meats in both the US MULO and US Natural Enhanced Channels * Growth in total distribution points (TDP) for the Beyond Meat brand was up 24%, 23% and 21% year-over-year for the 52-week, 12-week and 4-week periods ended October 3, 2021, respectively 1 2

Sales by Distribution Channel

U.S Retail

Net Revenues ($ Millions)



$129
$264
$202
$193
2019
2020
2020 YTD
2021 YTD

Select Customers

Walmart, Kroger, Target, Publix, sam's club, Costco Wholesale, BJ's, Whole Foods Market, CVS pharmacy, Jewel Osco, Sprouts Farmers Market, Albertsons

Select Highlight

~17,000 At IPO → ~34,000 September 2021

Retail points of distribution across the United States carrying Beyond Meat products

U.S Foodservice

Net Revenues ($ Millions)



$70
$61
$45
$56
2019
2020
2020 YTD
2021 YTD

Select Customers

Carl's Jr., hopdoddy Burger Bar, corner bakery cafe, Sysco, Caribou Coffee, Philz Coffee, Peet's Coffee, Denny's, Luna Grill, BurgerFi, Golden Krust

Select Highlight

~12,500 At IPO → ~36,000 September 2021

Foodservice outlets across the United States carrying Beyond Meat products

International

Net Revenues ($ Millions)



$98
$82
$57
$115
2019
2020
2020 YTD
2021 YTD

Select Customers

METRO, Alibaba Group, st marche Supermercado, Carrefour, Ahold Delhaize, EDEKA, SINODIS, Sainsbury's, Starbucks, A&W, Loblaws, Spinneys

Select Highlight

~1,650 At IPO → ~58,000 September 2021

International Retail and Foodservice outlets carrying Beyond Meat products

13

Recent Notable Updates

Beyond Meat Rapid & Relentless Innovation Program Is Designed to Make Our Existing Products Obsolete, Generate New Products & Platforms, and Serve A Widening Circle of Customers

Customers

We continue to expand our foodservice partnerships, with the announcement of new or expanded customer relationships

November 2021
US
Limited Test[1]

October 2021
US
Expanded Test

August 2021
Canada
Nationwide LTO

April 2021
US
Permanent Item

March 2021
US
Permanent Item

March 2021
US
Permanent Item

Products

We continue to focus on innovation, including rollouts of both new and enhanced product offerings

Multiple new product launches / enhancements over the past 2 years



Beyond Chicken Tenders
(2021)


BEYOND MINCE

Beyond Beef 3.0
(2021)


BEYOND BURGER

Beyond Burger 3.0
(2021)


BEYOND BREAKFAST SAUSAGE

Beyond Breakfast Sausage Links
(2020)


BEYOND MEATBALLS

Beyond Meatballs
(2020)


BEYOND BREAKFAST SAUSAGE

Beyond Breakfast Sausage Patties
(2020)

International

Available in more than 85 countries worldwide

Other Notable Highlights:

- Beyond Chicken Tenders wins 2021 FABI Award (National Restaurant Association)

International Supply Chain

Established 1st extrusion facility outside of the U.S in Enschede, Netherlands (Successfully qualified extrudate production in Q3 2021)

Opened new state-of-the-art manufacturing facility in Jiaxing, China (Successfully qualified extrudate production in Q3 2021)

[1] In addition to the US, McDonald's Corporation is also currently conducting limited time offers using Beyond Meat products in the U.K., Austria and The Netherlands

14

Financial Update

• Net revenues increased 13% to $106.4 million, primarily due to increased sales to international customers, which increased 143% compared to the year-ago period, mainly reflecting expansion of overall distribution, accelerated orders, and, to a lesser extent, new product introductions. The increase in international net revenues was partially offset by decreased U.S. net revenues. • Adjusted gross margin decreased to 21.6% from 28.9% in Q3 2020 primarily due to increased transportation costs, increased inventory write- offs, higher warehousing costs, and increased depreciation and amortization expense, partially offset by reduced co-manufacturer fees. • Loss from operations was $54.0 million with the increase in loss from operations primarily driven by growth in overall headcount levels mainly to support the Company's operations, innovation and marketing capabilities, increased investments in marketing activities, higher professional services fees related to recently established consulting agreements, higher restructuring expenses primarily reflecting increased legal costs, increased production trial activities, and higher outbound freight costs included in the Company's selling expenses. Q3 2021 Performance Update 16 Highlights 1 Unaudited 2 See appendix for reconciliation of Adjusted gross profit, Adjusted gross margin, Adjusted net loss, Adjusted EBITDA and Adjusted EBITDA as a % of net revenues.

Net Revenue Growth by Channel 17 Net Revenue by Channel 1 Unaudited 2 SPINS Consumer Panel Data as of 10/03/2021 Q3 2021 Highlights 2019 2020 2020 YTD1 2021 YTD1 U.S Retail 160% 104% 115% (4%) U.S Foodservice 240% (14%) 4% 23% International Retail 1,432% 136% 135% 186% International Foodservice 403% (45%) (34%) 41% Consolidated 239% 37% 53% 19% YoY Growth (%) • Achieved double-digit growth in net revenues despite challenging macroeconomic environment: ◦ Maintained strong, triple-digit revenue growth in international net revenues in Q3 2021 ◦ Key brand metrics of household penetration, buyer rate, purchase frequency and repeat rate remain robust, with sequential increases in household penetration and repeat rates2 ◦ Multiple levers for growth remain, including foodservice channel distribution growth, international penetration and new product innovations • Continued to support future growth through incremental investments in operations, innovation, marketing, and strategic customer partnerships ($ Millions)

Gross Margin and Operating Expense Update

Gross Profit and Margin

Gross Margin

2019	2020	2020 YTD	2021 YTD
33.5%	30.1%	31.8%	28.3%

($ millions)



$100
$122
$97
$103
2019
2020
2020 YTD
2021 YTD

	2019	2020	2020 YTD	2021 YTD
Adjusted EBITDA[1] ($ millions)	$25.3	$11.8	$21.3	$(49.8)

OpEx and OpEx % of Net Revenues

Operating Expenses[2] as % of Net Revenues

2020 YTD	2021 YTD
39.9%	55.0%

R&D as % of Net Revenues

2020 YTD	2021 YTD
6.7%	12.3%

($ millions)



$122
$101
$20
2020 YTD
$200
$156
$45
2021 YTD
R&D
SG&A 2

[1] See appendix for reconciliation of Adjusted EBITDA
[2] Restructuring expenses are included in SG&A operating expenses

Q3 2021 Highlights

- YoY gross margin decrease primarily driven by increased transportation costs, increased inventory write-offs, higher warehousing costs, and increased depreciation and amortization expense, partially offset by reduced co-manufacturer fees.
- Operating expenses were higher primarily due to growth in overall headcount levels mainly to support the Company's operations, innovation and marketing capabilities, increased investments in marketing activities, higher professional services fees, higher restructuring expenses, increased production trial activities, and higher outbound freight costs included in the Company's selling expenses.

18

Appendix

Reconciliation of Non-GAAP Financial Measures Reconciliation of Adjusted gross profit, Adjusted gross margin and Adjusted net loss (unaudited) 20

Reconciliation of Non-GAAP Financial Measures Reconciliation of Adjusted net loss per diluted common share (unaudited) 21

1Primarily comprised of legal and other expenses associated with the dispute with a co-manufacturer with whom an exclusive supply agreement was terminated in May 2017. 2Comprised of $1.8 million in costs attributable to COVID-19, consisting of $1.1 million in inventory write-offs and reserves associated with foodservice products determined to be unsalable and $0.7 million in repacking costs in the three months ended September 26, 2020, and $10.4 million in costs attributable to COVID-19 consisting of $1.1 million in inventory write-offs and reserves associated with foodservice products determined to be unsalable, $6.6 million in repacking costs and $2.7 million in product donation costs related to our COVID-19 relief efforts in the nine months ended September 26, 2020. 3Includes $1.0 million in loss on extinguishment of debt associated with termination of the Company's credit facility in the nine months ended October 2, 2021 and $1.5 million in loss on extinguishment of debt associated with the Company's refinanced credit arrangements in the nine months ended September 26, 2020. Reconciliation of Non-GAAP Financial Measures Reconciliation of Adjusted EBITDA (unaudited) 22